SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

October 20, 2005

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Section 2 - Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 17, 2005, Mattel Asia Pacific Sourcing Limited (“MAPS”), a subsidiary of Mattel, Inc. (“Mattel”), entered into a commitment letter dated October 12, 2005 with Bank of America, N.A., as administrative agent (“Bank of America”), and Banc of America Securities LLC , as sole lead arranger and book manager (“BAS”), regarding the arrangement and syndication of senior credit facilities in the maximum aggregate principal amount of $325 million. MAPS’ payment obligations under the MAPS senior credit facilities will be guaranteed by Mattel. Bank of America currently acts as a lender and the administrative agent and BAS was sole lead arranger and sole book manager in connection with Mattel’s Third Amended and Restated Credit Agreement dated March 23, 2005. Additionally, Bank of America currently acts as the administrative agent and a purchaser under the domestic receivables sales facility that is a sub-facility under Mattel’s Third Amended and Restated Credit Agreement. Bank of America and Mattel also have various banking arrangements conducted in the ordinary course of business.

Bank of America has committed an aggregate of up to $50 million to the MAPS senior credit facilities, with the balance to be raised in the syndicated bank loan market.

The commitment letter provides that the MAPS senior credit facilities will consist of a $225 million term loan facility and a $100 million revolving credit facility, both maturing on the third anniversary of the closing. MAPS anticipates that the closing of the MAPS senior credit facilities will occur on or before December 30, 2005. While MAPS’ management knows of no reason why MAPS will not be able to achieve this goal, there can be no assurance.

The foregoing brief summary of the commitment letter is qualified in its entirety by reference to the commitment letter, a copy of which is filed as Exhibit 99.0 herewith.

Section 9 - Financial Statements and Exhibits

Item 9.0.1	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

Exhibit No.	Exhibit Description
99.0	Commitment Letter among Mattel Asia Pacific Sourcing Limited, Mattel, Inc. (as to certain provisions of the Commitment Letter), Bank of America, N.A. and Banc of America Securities LLC dated October 12, 2005, executed October 17, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Date: October 20, 2005

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